                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[x] Definitive Proxy Statement                RULE 14C-5(D)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                        ENVIRONMENTAL POWER CORPORATION
          -----------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                        ENVIRONMENTAL POWER CORPORATION
          -----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                        ENVIRONMENTAL POWER CORPORATION
                                31 Raynes Avenue
                        Portsmouth, New Hampshire 03801

                                _______________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                _______________

To Our Stockholders:

       The Annual Meeting of Stockholders of Environmental Power Corporation, a Delaware corporation (the "Company" or "EPC"), will be held on Thursday, June 29, 1995 at 11:00 a.m. local time, at One Harbour Place, Suite 400, Portsmouth, New Hampshire, for the following purposes:

1. To elect a Board of Directors to serve for the ensuing year and until their respective successors have been duly elected and qualified.

2. To transact such other business as may properly come before the meeting or any adjournments thereof.

       Only stockholders of record on the books of the Company at the close of business on May 12, 1995 will be entitled to notice of and to vote at the meeting.

       Please sign, date and return the enclosed proxy in the enclosed envelope at your earliest convenience. If you return your proxy, you may nevertheless attend the meeting and vote your shares in person.

       All stockholders are cordially invited to attend the meeting.

                                     By Order of the Board of Directors,



Portsmouth, New Hampshire            BAYARD R. KRAFT III
May 12, 1995                         Secretary
________________________________________________________________________________

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IN THE UNITED STATES.

________________________________________________________________________________

                        ENVIRONMENTAL POWER CORPORATION
                               31 Raynes Avenue
                        Portsmouth, New Hampshire 03801
                                  ___________

                                PROXY STATEMENT
                                  ___________
                                                     May 12, 1995

       Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of Environmental Power Corporation, a Delaware corporation (the "Company" or "EPC"), for use at the Annual Meeting of Stockholders to be held on Thursday, June 29, 1995 at 11:00 a.m. local time, at One Harbour Place, Suite 400, Portsmouth, New Hampshire, and any adjournments thereof (the "Meeting").

       Any stockholder may revoke a proxy at any time prior to its exercise by filing a later-date proxy or a written notice of revocation with the Secretary of the Company, or by voting in person at the Meeting. If a stockholder is not attending the Meeting, any proxy or notice should be returned in time for receipt no later than the close of business on the day preceding the Meeting. The persons named as attorneys in the proxies are officers of the Company.

       Only stockholders of record as of the close of business on May 12, 1995 will be entitled to notice of and to vote at the Meeting and any adjournments thereof.

       As of April 25, 1995 there were 10,662,179 shares of Common Stock of the Company outstanding and entitled to vote. The shares of Common Stock are the only outstanding voting securities of the Company. Stockholders are entitled to cast one vote for each share held of record. The presence of a majority of the outstanding shares of Common Stock represented in person or by proxy at the meeting will constitute a quorum. All matters to be voted on will be decided by the vote of a majority of those shares present or represented at the meeting and entitled to vote.

       All properly executed proxies returned in time to be cast at the Meeting will be voted and, with respect to the election of the Board of Directors, will be voted as stated under "Election of Directors" below. Where a choice has been specified on the proxy, the shares represented by the proxy will be voted in accordance with the specification and will be voted FOR if no specification is indicated.

       The Board of Directors of the Company know of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgement of the persons named in the proxies.

       This proxy statement and the form of proxy were first mailed to stockholders on or about the date hereof.

                    PRINCIPAL HOLDERS OF VOTING SECURITIES

       The following table sets forth as of April 25, 1995 the name of each person who, to the knowledge of the Company, owned beneficially more than 5% of the shares of Common Stock of the Company outstanding at such date, the number of shares owned by each of such persons and the percentage of the class represented thereby.

Name and Address of                                               Amount and Nature of                    Percent
Beneficial Owner                                              Beneficial Ownership (1)                   of Class
- - - ----------------                                              -----------------------                    --------

Joseph E. Cresci                                                   4,847,348 (2)(3)(4)                     44.32%
     c/o Environmental Power Corporation
     31 Raynes Avenue
     Portsmouth, New Hampshire 03801

Donald A. Livingston                                               2,524,639 (3)(4)                        21.58%
     c/o Environmental Power Corporation
     31 Raynes Avenue
     Portsmouth, New Hampshire 03801

_____________

(1) Information with respect to beneficial ownership is based upon information furnished by such stockholders. Except as indicated in notes 2, 3, and 4, all shares are held beneficially and of record.

(2) Includes 59,730 shares held in trust for the benefit of Mr. Cresci and his children, as to which Mr. Cresci has shared voting and investment power; but does not include 18,000 shares owned by Mr. Cresci's mother, 244,896 shares held in trust for the benefit of Mr. Cresci's children and 30,000 shares held in trust for the benefit of Mr. Cresci's nieces and nephews, as to which shares Mr. Cresci has neither voting nor investment power and as to which shares he disclaims beneficial ownership.

(3) Includes 275,000 shares which Mr. Cresci and 1,038,244 shares which Mr. Livingston each has the right to acquire pursuant to stock options which are currently exercisable.

(4) Includes 290,178 restricted shares which Mr. Cresci and Mr. Livingston each own subject to their continued employment by the Company until December 24, 1996 and January 7, 1997, respectively.

                             ELECTION OF DIRECTORS

      The directors of the Company are elected annually and hold office for the ensuing year and until their successors have been elected and qualified. Joseph E. Cresci, Donald A. Livingston, Peter J. Blampied, Edward B. Koehler and Robert I. Weisberg have been nominated by management for election at the Meeting. All nominees are presently directors of the Company and were elected at the Annual Meeting of Stockholders held June 23, 1994. The Company's by-laws presently state that the number of directors constituting the entire Board of Directors shall be determined by resolution of the Board of Directors. The number of directors currently fixed by the Board of Directors is five. This number may be changed by resolution of the Board of Directors.

      No proxy may be voted for more people than the number of nominees listed below. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual director (by writing that individual director's name where indicated on the proxy) or for all directors will be voted (unless one or more nominees are unable or unwilling to serve) FOR the election of all the nominees named below. The Board of Directors knows of no reason why any such nominee would be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person.

      The Board of Directors of the Company held six meetings during the fiscal year ended December 31, 1994. The Compensation Committee of the Board of Directors, which consists of Messrs. Cresci and Livingston, determines the compensation of the Company's executive officers other than themselves and met once in 1994. The Audit Committee, which consists of Messrs. Blampied, Koehler and Weisberg, oversees the accounting and financial functions of the Company, including matters relating to the appointment and activities of the Company's independent auditors, and met once in 1994. The Executive Committee, which consists of Messrs. Cresci and Livingston, can act in place of the full Board of Directors to the extent permitted by law and did not meet in 1994. The Stock Option Committee, which consist of Messrs. Blampied and Koehler did not meet in 1994. It is expected that Mr. Weisberg will be appointed to the Stock Option Committee after the Meeting.

      The following table sets forth the positions presently held by each nominee with the Company, the number and percentage of outstanding securities of each class beneficially owned by each nominee, and by all directors and officers as a group, as of April 25, 1995.

      Nominee's Name                Positions and                          Amount & Nature
      and Date First                Offices with                             of Beneficial          Percentage of
      Became a Director             the Company                              Ownership (1)               Class
      -----------------             -----------                              -------------            -----------

Joseph E. Cresci              Chairman, Chief Executive Officer         4,847,348 (2)(3)(4)                44.32%
1982                          and Director

Donald A. Livingston          President, Chief Operating Officer        2,524,639 (3)(4)                   21.58%
1982                          and Director

Peter J. Blampied             Director                                     60,300 (5)                        .47%
1988

Edward B. Koehler             Director                                     10,000 (5)                        .09%
1992

Robert I. Weisberg            Director                                     40,000 (5)                        .37%
1994

All directors and officers as a group (6 persons)                       8,002,827 (6)                      64.77%
_____________

(1) Except as otherwise indicated, the named person has sole voting and investment power with respect to the shares. Except as indicated in notes 2, 3, 4, 5 and 6 all shares are held beneficially and of record.

(2) Includes 59,730 shares held in trust for the benefit of Mr. Cresci and his children, as to which Mr. Cresci has shared voting and investment power, but does not include 18,000 shares owned by Mr. Cresci's mother, 244,896 shares held in trust for the benefit of Mr. Cresci's children and 30,000 shares held in trust for the benefit of Mr. Cresci's nieces and nephews as to which shares he disclaims beneficial ownership.

(3) Includes 275,000 shares which Mr. Cresci and 1,038,244 shares which Mr. Livingston each has the right to acquire pursuant to stock options which are currently exercisable.

(4) Includes 290,178 restricted shares which Mr. Cresci and Mr. Livingston each own subject to their continued employment by the Company until December 24, 1996 and January 7, 1997, respectively.

(5) Includes 60,000 shares which Mr. Blampied, 10,000 shares which Mr. Koehler and 40,000 shares which Mr. Weisberg each has the right to acquire pursuant to stock options which are currently exercisable.

(6) Includes 1,423,244 shares which the directors and officers as a group have the right to acquire pursuant to stock options which are currently exercisable.

Occupations of Directors

     The following table sets forth the age, the principal occupation of each of the nominees for director during the past five years and any other directorships held by such person in any company subject to the reporting requirements of the Securities Exchange Act of 1934 or in any company registered as an investment company under the Investment Company Act of 1940:

Name                                   Age       Principal Occupation                                  Directorships
- - - ----                                   ---       --------------------                                  -------------

Joseph E. Cresci                       52        Chairman & Chief Executive Officer of                 __
                                                 the Company (1982 to present)

Donald A. Livingston                   52        President & Chief Operating Officer                   __
                                                 of the Company (1991 to present);
                                                 Executive Vice President (1982-1991)

Peter J. Blampied                      52        Director, Citizens Financial Group, Inc.              __
                                                 (1994 to present); Vice Chairman,
                                                 Citizens Bank of Massachusetts (1993 to 1994);
                                                 Chairman, President & Chief Executive
                                                 Officer, Boston Five Bancorp (1989-1993);
                                                 President & Chief Operating Officer,
                                                 Boston Five Cents Savings Bank, FSB (1984-1989)

Edward B. Koehler, Esq.                41        Partner, Hunton & Williams, New York                  __
                                                 (1990 to present; Associate, 1982-1990)

Robert I. Weisberg                     48        President & Chief Executive Officer                   __
                                                 Pro-Care Financial Group, Inc. (1994 to present);
                                                 President, Towers Financial Corporation (1993-1994);
                                                 President, Fleet Credit Corporation
                                                 and Executive Vice President, Fleet Bank
                                                 (1985-1993)

                      COMPENSATION AND OTHER INFORMATION
                       CONCERNING DIRECTORS AND OFFICERS

Compensation of Executive Officers

Summary Compensation Table. The following table sets forth certain information with respect to the annual and long-term compensation of the Company's Chief Executive Officer and each of the executive officers for the three fiscal years ended December 31, 1994. Effective February 1, 1995 Mr. Pearce was no longer employeed by the Company.

                           Summary Compensation Table

                                                                                                    Long-term
                                                        Annual Compensation                        Compensation
====================================================================================================================
 NAME AND PRINCIPAL              YEAR            SALARY                      BONUS                OPTIONS &
 POSITION                                                                                         AWARDS
- - - --------------------------------------------------------------------------------------------------------------------
 Joseph E. Cresci                1994            250,000                       --                     --
                                ------------------------------------------------------------------------------------
 Chairman & Chief Executive      1993            250,000                   350,000                  565,178(1)
 Officer
                                ------------------------------------------------------------------------------------
                                 1992            250,000                   150,000                    --
- - - --------------------------------------------------------------------------------------------------------------------
 Donald A. Livingston            1994            250,000                       --                     --
                                ------------------------------------------------------------------------------------
 President, Chief Operating      1993            250,000                   350,000                  565,178(1)
 Officer & Director
                                ------------------------------------------------------------------------------------
                                 1992            250,000                   150,000                  850,000
- - - --------------------------------------------------------------------------------------------------------------------
 David R. Pearce                 1994            160,000                       --                     --
                                ------------------------------------------------------------------------------------
 Vice President                  1993            140,597                    35,000                  450,000(2)
                                ------------------------------------------------------------------------------------
                                 1992            125,070                    41,250                  150,000
- - - --------------------------------------------------------------------------------------------------------------------
 Bayard R. Kraft III             1994            110,000                       --                     --
                                ------------------------------------------------------------------------------------
 Secretary, Treasurer &          1993             92,345                    25,000                    --
 Chief Financial Officer        ------------------------------------------------------------------------------------
                                 1992             79,375                     9,000                    --
====================================================================================================================

(1) Includes 290,178 restricted shares which Mr. Cresci and Mr. Livingston each own subject to their continued employment by the Company until December 24, 1996 and January 7, 1997, respectively.

(2) In connection with the termination of his employment with the Company on February 1, 1995, Mr. Pearce surrendered his right to purchase 250,000 shares of an option granted to him with respect to an aggregate of 450,000 shares.

Year-End Option Table. The following table sets forth certain information regarding stock held as of December 31, 1994, by the executive officers named in the Summary Compensation Table. There were no options exercised or granted in 1994.

                        December 31, 1994 Option Values


                                                        Number of Shares              Value of Unexercised
                                                     Underlying Unexercised               In-the-Money
                                                           Options at                       Options at
                                                        December 31, 1994             December 31, 1994(1)
                                                        -----------------             --------------------

name                                               Exercisable  Unexercisable         Exercisable  Unexercisable
- - - ----                                               -----------  -------------         -----------  -------------

Joseph E. Cresci                                       275,000           -                    -             -
Donald A. Livingston                                 1,038,639                           $251,841
David R. Pearce (2)                                    600,000           -                $56,250           -

(1) Value is based on the average of the closing bid and asked price per share ($.50) on December 31, 1994, as reported on the NASDAQ Small-Cap Market, less the applicable option exercise price.

(2) In connection with the termination of his employment with the Company on February 1, 1995, Mr. Pearce surrendered his right to purchase 250,000 shares of an option granted to him with respect to an aggregate of 450,000 shares, and in connection therewith, the Company (i) reduced the exercise price of such option with respect to the remaining 200,000 shares, and
      (ii) converted his remaining options into non-qualified options and changed the last date on which he might exercise such options to January 1, 2001.


Compensation of Directors

      Each director of the company who is not an officer or employee of the Company receives $2,000 (plus expenses) for each scheduled meeting of the Board of Directors or non-coincident meeting of a board committee which he attends.

      Edward B. Koehler is a partner with Hunton & Williams, New York, a law firm which provided services to the Company in 1994 and 1995.

      During 1994 Messrs. Blampied and Koehler received option grants to purchase 10,000 shares each under the Company's Director Option Plan and Mr. Weisberg was granted an option to purchase 40,000 shares. All options granted during 1994 are exercisable at $.5625 per share.

Other Transactions

      In December 1985, the Company loaned $55,000 to Mr. Livingston. This loan bears interest at a bank's prime rate plus 1/2% and was due and payable on December 31, 1994. In 1994 the Company extended the due date of the loan to December 31, 1995. As of March 31, 1995, total principal and accrued and unpaid interest on this loan was approximately $99,700.

      On January 24, 1994 the Company entered into an agreement with the DBL Liquidating Trust (the "Trust"), succesor to Drexel Burnham Lambert, Incorporated ("Drexel"), in which the Company acquired the Trust's right to all of its Preferred Stock which had been previously issued to Drexel. In addition, the Company was not required to pay dividends accrued on such Preferred Stock.

Compliance with Section 16(a) of the Exchange Act

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of Common Stock and other equity securities of the Company with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all such forms they file.

      To the Company's knowledge, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no additional forms were required for those persons, the Company believes that during 1994 all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with, except as follows: Mr. Weisberg filed a late Form 3 for the month of June and Messrs. Blampied and Koehler each filed a late Form 4 for the month of June.

                                   AUDITORS

      It is expected that a member of the firm of Deloitte & Touche LLP, the independent certified public accountants who reported on the Company's financial statements included in the 1994 Annual Report, will be available either by telephone or present at the Meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions. At this time the Board of Directors has not selected a firm of independent certified public accountants to serve as auditors for the fiscal year ended December 31, 1995.

Replacement of Independent Accountants

      The Company retained Deloitte & Touche as its independent auditors on January 22, 1993, replacing Ernst & Young in that capacity. The Board of Directors of the Company approved the change. At that time both the Company and Ernst & Young had been reviewing the proposed accounting treatment of operations of the Company under the Form of Lease which the Company's subsidiary, Buzzard Power Corporation ("Buzzard"), holds the right to enter into upon completion of the Scrubgrass project. Until the filing of the Company's 1993 Annual Report all financial statements of the Company, including the financial statements for the year ended December 31, 1992 reported on by Deloitte & Touche, treated the Scrubgrass project as a financing, reflecting the assets and liabilities of the project as assets and liabilities of Buzzard for reporting purposes.

      In the fourth quarter of 1993, Buzzard amended the Form of Lease to eliminate its fair market value purchase option and the Company's 1993 Annual Report, also reported on by Deloitte & Touche, eliminated the attribution of the assets and liabilities of the project to the Company for reporting purposes. On June 30, 1994 the Company entered into the Lease which is treated, for accounting purposes, as an operating lease.

      Neither the Board of Directors of the Company nor any committee thereof met with Ernst & Young to discuss the accounting treatment of the Scrubgrass lease nor had Ernst & Young completed their research and concluded on this issue prior to their dismissal. The Company authorized Ernst & Young to respond fully to Deloitte & Touche to inquiries on this matter.

      The Company did not consult with Deloitte & Touche with regard to Scrubgrass transaction issues prior to their engagement by the Company. The reports of Ernst & Young for the fiscal years ended December 31, 1991 and 1990 were not qualified or modified in any respect. Management does not believe that during the period prior to January 22, 1993 there had been any disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to their satisfaction, would have caused them to make reference to such a disagreement in connection with their reports on the Company's financial statements.

                                 STOCKHOLDER PROPOSALS

      It is presently contemplated that the 1996 Annual Meeting of Stockholders will be held on or about June 20, 1996. Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next annual meeting of the company must be received at the Company's principal executive offices not later than December 7, 1995. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail-Return Receipt Requested.


                                 OTHER BUSINESS

      The Board of Directors knows of no business which will be presented for consideration at the Meeting other than that stated above. If any other business should come before the Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgement of the person or persons acting under the proxies.


                           EXPENSES AND SOLICITATION

      The cost of solicitation of proxies will be borne by the Company. Proxies will be solicited principally through the mails. Further solicitation of proxies from some stockholders may be made by directors, officers and regular employees of the Company personally, by telephone, telegraph or special letter. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses, will be paid for any such further solicitation. In addition, the Company may request banks, brokers, and other custodians, nominees and fiduciaries to solicit customers of theirs who have shares of the Company registered in the name of a nominee. The Company will reimburse any such persons for their reasonable out-of-pocket costs.

                        ENVIRONMENTAL POWER CORPORATION
                               31 Raynes Avenue
                             Portsmouth N.H. 03801

The undersigned hereby appoints Joseph E. Cresci and Bayard R. Kraft, III, and each of them, proxies, with full power of substitution, to vote all shares of stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Environmental Power Corporation to be held on Thursday, June 29, 1995 at 11:00 a.m., at One Harbour Place, Suite 400, Portsmouth N.H., and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated May 12, 1995.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND AUTHORITY WILL BE DEEMED GRANTED UNDER PROPOSAL 2.

             ----------------------------------------------------
- - - ----------   PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN   ------------
                        PROMPTLY IN ENCLOSED ENVELOPE.
             ----------------------------------------------------
   Please sign this proxy exactly as your name appears on the books of the
   Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
- - - --------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

- - - --------------------------------------    --------------------------------------

- - - --------------------------------------    --------------------------------------

- - - --------------------------------------    -------------------------------- ENVCM

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                                         For All
                                        For   Withhold   Except
 1.) To elect a Board of Directors to   [_]     [_]        [_]
     serve the ensuing year and until
     their respective successors have
     been duly elected and qualified.

     Nominees:
                Joseph E. Cresci, Donald A. Livingston,
     Peter J. Blampled, Edward B. Koehler and Robert I. Welsberg

     If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through that nominee(s) name. Your shares shall be voted for the remaining nominees.

                                              For   Against    Abstain
 2.) To transact such other business as may   [_]     [_]        [_]
     properly come before the meeting or any
     adjournments thereof.


RECORD DATE SHARES:



                                                   -----------------------------
 Please be sure to sign and date this Proxy.        Data
- - - --------------------------------------------------------------------------------


- - - ---- Stockholder sign here --------------------- Co-owner sign here ------------


Mark box at right if comments or address change have   [_]
been noted on the reverse side of this card.